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                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 AMENDMENT No. 2
                                       to
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                          Date of Report: May 23, 2000

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

        Wisconsin                             000-14824          39-1344447
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(State or other jurisdiction                 (Commission      (I.R.S. Employer
      of incorporation)                      File Number     Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin     54957-0156
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(Address of principal executive offices)      (Zip Code)




               Registrant's telephone number, including area code:
                                 (920) 722-3451
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This amendment is being filed to re-submit Exhibit 23.1.  The copy previously filed inadvertently did not have the typed signature shown, although the registrant had received a signed consent.

         (c)      Exhibits

         The following exhibit is filed with this amendment:

                  Exhibit 23.1      Consent of Deloitte & Touche LLP






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 8, 2000                  /s/ Thomas B. Sabol
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                                      Thomas B. Sabol
                                      Chief Financial Officer